Summary Prospectus
September 25, 2017
Columbia Diversified
Fixed Income Allocation ETF

Ticker Symbol
DIAL
Fund shares are anticipated to be available to the public on or about October 12, 2017.
Before you invest, you may want to review the Columbia Diversified Fixed Income Allocation ETF's (the Fund) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.columbiathreadneedleetf.com/literature. You can also get this information at no cost by calling 888.800.4347, by sending an email to salesinquiries@columbiathreadneedle.com or from your financial advisor. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated September 25, 2017, and current statement of additional information.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Shares of the Fund are listed and traded on NYSE Arca, Inc. (the Exchange).

Investment Objective
Columbia Diversified Fixed Income Allocation ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Multi-Sector Bond Index (the Index).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also pay brokerage commissions on the purchase and sale of shares of the Fund, which are not reflected in the table. If such expenses were reflected, the expenses set forth below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(a)	0.28%
Distribution and/or service (12b-1) fees	0.00%
Other expenses(b)	0.00%
Total annual Fund operating expenses	0.28%
(a)	Pursuant to the Investment Management Services Agreement with Columbia ETF Trust I on behalf of the Fund, Columbia Management Investment Advisers, LLC (the Investment Manager) pays the operating costs and expenses of the Fund other than taxes, interest, brokerage expenses, portfolio transaction expenses, and infrequent and/or unusual expenses.
(b)	Other expenses are based on estimated amounts for the Fund’s current fiscal year.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not shares are redeemed), and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Investors may pay brokerage commissions on their purchases and sales of the Fund’s shares, which are not reflected in the example. The example also does not include transaction fees on purchases and redemptions of Creation Units (defined below) because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
1 year	3 years
$29	$90
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not available as of the date of this prospectus.
Principal Investment Strategies
The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Index. The Fund invests at least 80% of its assets in securities within the Index or in securities, such as depositary receipts and “to-be-announced” (TBA) securities, that the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), determines have economic characteristics that are substantially the same as the economic characteristics of the securities within the Index. For purposes of this policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income (or debt) securities. In addition, the Fund may invest in cash, cash equivalents and money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Investment Manager), that the Investment Manager believes will help the Fund track the Index.
The Index is owned and calculated by Bloomberg Index Services Limited (Bloomberg or the Index Provider), which is not affiliated with the Fund or Columbia Management. The Index was developed by Columbia Management working with the Index Provider.
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Beta Advantage® Multi-Sector Approach to Debt Market Investing. The Index reflects a rules-based multi-sector strategic beta approach to measuring the performance of the debt market through representation of six sectors of the debt market in the Index, each focused on yield, quality, and liquidity of the particular eligible universe. The Index, and therefore the Fund, will have exposure to the following six sectors of the debt market (% amount noted is the Index’s allocation to the particular sector): U.S. Treasury securities (10%); global ex-U.S. treasury securities (10%); U.S. agency mortgage-backed securities (15%); U.S. corporate investment grade bonds (15%); U.S. corporate high yield bonds (30%); and emerging markets sovereign and quasi-sovereign debt (20%). The Index’s allocation to each of the six sectors is fixed and, as such, will not vary as a result of Index rebalancing or reconstitution. The number of securities in each of the six sector index models and the Index as a whole noted below are as of September 13, 2017 and are subject to change. Six sector index models, each as discussed below, will generate all of the component securities of the Index. Each sector index model is market value-weighted except for the Global Ex-U.S. Treasury Securities Sector index model, which is equal-weighted.
Beta Advantage® Strategy to Investing in the U.S. Treasury Securities Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those U.S. Treasury securities included in the Bloomberg Barclays US Treasury Total Return Index that meet the following criteria: have a remaining maturity of greater than 7 years, are rated investment grade, are U.S. dollar denominated, have a fixed-rate coupon, are non-convertible, and have $250 million or more of outstanding face value. At September 13, 2017, this sector index model held 67 securities.
Beta Advantage® Strategy to Investing in the Global Ex-U.S. Treasury Securities Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those securities included in the Bloomberg Barclays Global Treasury Ex-US Total Return Index (which is comprised of fixed rate, local currency, investment grade sovereign debt of countries outside the U.S.) that meet the following criteria: have a remaining maturity of between and including 7 to 12 years and a yield greater than 0.00% that are issued by the following countries: Australia, Canada, France, Germany, Italy, Japan, New Zealand, Norway, Sweden, Switzerland, and the United Kingdom. From these securities, the single largest debt instrument is selected (by amount outstanding) from each country, equally weighted per country. At September 13, 2017, this sector index model held 11 securities.
Beta Advantage® Strategy to Investing in the U.S. Agency Mortgage-Backed Securities Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those securities included in the Bloomberg Barclays US MBS Total Return Index (which is comprised of U.S. agency mortgage pass-through securities backed by pools of mortgages and issued by the following U.S. government-sponsored enterprises: Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC)) that meet the following criteria: have a 30-year fixed-rate program, an issuance date less than 1,000 days, and that are denominated in U.S. dollars. At September 13, 2017, this sector index model held 26 securities.
Beta Advantage® Strategy to Investing in the U.S. Corporate Investment Grade Debt Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those securities included in the Bloomberg Barclays US Corporate Total Return Index (which is comprised of investment grade, fixed-rate, taxable, U.S. dollar denominated debt with $250 million or more of par amount outstanding, issued by U.S. and non-U.S. industrial companies, utilities, and financial institutions) that meet the following criteria: have a remaining maturity of between and including 5 to 15 years, a credit rating between and including BAA1 and BAA3 using the Bloomberg Barclays index rating methodology, and an issuance date not greater than 1,000 days. The two largest issues from each issuer are selected based on amount outstanding. At September 13, 2017, this sector index model held 474 securities.
Beta Advantage® Strategy to Investing in the U.S. Corporate High Yield Debt Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those securities included in the Bloomberg Barclays US Corporate High Yield Total Return Index (which is comprised of publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds) that meet the following criteria: have a (non-investment grade) credit rating above B3 using the Bloomberg index rating methodology, an outstanding face amount greater than $800 million, remaining maturity of less than 14 years, and issued within the past 5 years. Pay-in-kind (PIK) and partial PIK instruments are excluded from this sector index model. The two largest issues from each issuer are selected based on amount outstanding, subject to a 2% issuer cap based on market value. At September 13, 2017, this sector index model held 182 securities.
Beta Advantage® Strategy to Investing in the Emerging Markets Sovereign and Quasi-Sovereign Debt Sector. As part of its multi-sector approach, the Index holds, and therefore the Fund invests in, those securities included in the Bloomberg Barclays Emerging Markets USD Aggregate Total Return Index (which is comprised of fixed-rate sovereign and quasi-sovereign debt of emerging market countries rated investment grade and non-investment grade) that meet the following criteria, with corporate issuers being excluded: have a credit rating between and including BAA1 and BA3 using the Bloomberg Barclays index rating methodology, remaining maturity of between and including 5 to 15
Columbia Diversified Fixed Income Allocation ETF	2

years, and a minimum amount outstanding of at least $2 billion. The two largest issues from each issuer are selected based on amount outstanding, subject to a maximum 10% country weighting (based on market value). At September 13, 2017, this sector index model held 71 securities.
The Fund may invest, as part of its 80% investment policy or otherwise when the Investment Manager believes it will help the Fund track the Index, in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act), subject to liquidity determinations and certain regulatory restrictions.
The Index (as well as the six sector index models) are reconstituted and rebalanced monthly on the last business day of each month.
As noted above, the six sector index models will generate all of the component securities of the Index. Columbia Management expects to utilize a “representative sampling” strategy whereby the Fund invests in only some of the component securities of the Index that, collectively, are believed by the Investment Manager to generally reflect the same risk and return characteristics of the Index. As such, the Fund may not track the Index with the same degree of accuracy as would an investment vehicle replicating (or investing in) the entire Index. Through its representative sampling investment technique, the Fund expects to typically have 125 holdings, which is a subset of the total number of holdings in the Index, which, as of September 13, 2017, had 831 holdings. There may be instances in which the Fund may overweight (or underweight) an Index holding, purchase (or sell) instruments not in the Index as a substitute for one or more securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate the performance of the Index. Under certain circumstances or conditions or due to other factors, including, for example, the size of the Fund (in terms of assets under management), the Fund may use a full replication strategy, which means that the Fund will seek to track the performance of the Index by investing all, or substantially all, of its assets in the instruments that make up the Index in approximately the same proportion as their weighting in the Index.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index by the Index Provider.
The Investment Manager does not invest the Fund’s assets based on its view of the investment merits of a particular security or company, neither does it conduct fundamental investment research or analysis, nor seek to forecast or otherwise consider market movements, conditions or trends in managing the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.
To the extent the Index is concentrated in a particular sector or industry, the Fund will necessarily be concentrated in that sector or industry.
Principal Risks
An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Changing Distribution Level Risk. The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The amount of the distributions the Fund pays will vary and generally depends on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains from its investments may reduce its distribution level.
Correlation/Tracking Error Risk. The Fund’s value will generally decline when the performance of the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s
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correlation with the Index include the size of the Fund’s portfolio, fees, expenses, transaction costs, income items, valuation methodology, accounting standards, the effectiveness of sampling techniques , changes in the Index and disruptions or illiquidity in the markets for the securities or other instruments in which the Fund invests. The Fund uses a “representative sampling” approach in seeking to track the performance of the Index, which is an indexing strategy that involves investing in only some of the components of the Index that collectively have an investment profile similar to that of the Index. Because the Fund uses a representative sampling approach, the Fund may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index. In addition, the Fund may invest in securities or other instruments not included in the Index. The Fund may take or refrain from taking investment positions for various reasons, such as tax efficiency purposes, or to comply with regulatory restrictions, which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to certain components of the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Fund's foreign investments may trade on markets that may not be open on the same day or at the same time as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the level of the Index. Furthermore, the Fund may need to execute currency trades that due to regulatory, legal and operational constraints will occur at a later date than the trading of the related security. Currency holdings may be valued at a different time and at different rates than that used by the Index. Holding cash balances may detract from the Fund’s ability to track the Index. In addition, the Fund’s NAV may deviate from the Index if the Fund fair values a portfolio security at a price other than the price used by the Index for that security. The Fund also bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. Accordingly, the Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective. It is not possible to invest directly in an index.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower quality or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments (commonly called “high-yield” or “junk”) may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan. Such actions may include invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, depositary receipt holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor depositary receipts, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect
Columbia Diversified Fixed Income Allocation ETF	4

the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of the Fund's portfolio. To the extent that the exchange price of a depositary receipt differs from the local price of the underlying security used by the Index, the Fund may be prevented from fully achieving its investment objective of tracking the performance of the Index.
Early Close/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations, war and terrorism), occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Additionally, the Fund’s foreign investments may trade in markets that may not be open on the same day or at the same time as the Fund, or foreign markets may close after the Fund has calculated its NAV for a given business day, which may cause a difference in the market price of such foreign securities and the value attributed to such securities by the Fund.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to the risk that the counterparty to the transaction may not perform or be unable to perform in accordance with the terms of the instrument.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. In this regard, there is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective roles, this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund
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shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Index Fund Risk. The Fund is an index fund, which means that it seeks to track the performance of the Index by using indexing strategies and, therefore, the Fund would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the Index. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Index Methodology Risk. The Fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. The Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk that the index provider may not follow its stated methodology for construction of the Index and/or achieve the index provider’s intended performance objective. Errors may result in a negative performance impact to the Fund and its shareholders.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates (which are currently near historic lows) rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of the Fund's shares. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Limitations of Intraday Indicative Value (IIV) Risk. The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of portfolio securities every 15 seconds (the ‘‘intraday indicative value’’ or ‘‘IIV’’). The IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of the Fund because (i) the IIV may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Fund expenses, and (iv) the IIV is based on the published basket of portfolio securities and not on the Fund’s actual holdings. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s shares. For example, if the Fund fair values portfolio securities, the Fund’s NAV may deviate from the approximate per share value of the Fund’s published basket of portfolio securities (i.e., the IIV), which could result in the market prices for Fund shares deviating from NAV. The Fund, the Investment Manager and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Fund’s IIV, and the Fund, the Investment Manager and their affiliates do not make any warranty as to the accuracy of these calculations.
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Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions of creation units, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at fair prices, preventing the Fund from tracking the Index. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets. In addition, in stressed market conditions, the market for Fund shares may become less liquid. Deterioration in the liquidity of Fund shares may adversely impact the liquidity of the Fund's underlying portfolio securities. These adverse impacts on the liquidity of Fund shares and on the liquidity of the Fund's underlying portfolio securities could in turn lead to differences between the market price of Fund shares and the underlying value of those shares.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this connection, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods.
Mortgage-Backed Securities Risk. The value of any mortgage-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
7	Columbia Diversified Fixed Income Allocation ETF

New Fund Risk. The Fund is a newly-formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy of replicating the Index, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders.
Portfolio Turnover Risk. In seeking to meet its investment objective, the Fund may incur portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to liquidity and other regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Even if determined to be liquid, the Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.
Columbia Diversified Fixed Income Allocation ETF	8

Valuation Risk. The sales price the Fund (or an underlying fund or other investment vehicle) could receive for any particular investment may differ from the Fund’s (or an underlying fund’s or other investment vehicle’s) valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which may prove to be inaccurate.
Performance Information
The Fund is new as of the date of this prospectus and therefore performance information is not available.
When available, the Fund intends to compare its performance to the performance of the Beta Advantage® Multi-Sector Bond Index.
When available, updated performance information can be obtained by calling toll-free 888.800.4347 or visiting columbiathreadneedleetf.com.
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Gene Tannuzzo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	October 2017
David Janssen, CFA	Senior Portfolio Analyst	Portfolio Manager	October 2017
Purchase and Sale of Fund Shares
The Fund issues and redeems shares only through Authorized Participants (typically broker-dealers) in large blocks of shares, typically 50,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).
Tax Information
The Fund intends to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
9	Columbia Diversified Fixed Income Allocation ETF

Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
225 Franklin Street, Boston, MA 02110-2804. All rights reserved.
© 2017 Columbia Management Investment Advisers, LLC.
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